Employee Benefit Plans	12 Months Ended
Dec. 31, 2015
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS
Stock-Based Compensation
In February 2007, our board of directors approved the 2007 Stock Incentive Plan (2007 Plan), and in May 2007 our shareholders ratified the 2007 Plan. In March 2011, our board of directors approved the Amended and Restated 2007 Stock Incentive Plan, and in May 2011 our shareholders ratified the Amended and Restated 2007 Stock Incentive Plan. In March 2013, our board of directors approved the Republic Services, Inc. Amended and Restated 2007 Stock Incentive Plan (the Amended and Restated Plan), and in May 2013 our shareholders ratified the Amended and Restated Plan. We currently have approximately 15.6 million shares of common stock reserved for future grants under the Amended and Restated Plan.
Options granted under the 2007 Plan and the Amended and Restated Plan are non-qualified and are granted at a price equal to the fair market value of our common stock at the date of grant. Generally, options granted have a term of seven to ten years from the date of grant, and vest in increments of 25% per year over a period of four years beginning on the first anniversary date of the grant. Options granted to non-employee directors have a term of ten years and are fully vested at the grant date.
In December 2008, the board of directors amended and restated the Republic Services, Inc. 2006 Incentive Stock Plan (formerly known as the Allied Waste Industries, Inc. 2006 Incentive Stock Plan) (the 2006 Plan). Allied’s shareholders approved the 2006 Plan in May 2006. The 2006 Plan was amended and restated in December 2008 to reflect Republic as the new sponsor of the Plan, to reflect that any references to shares of common stock are to shares of common stock of Republic, and to adjust outstanding awards and the number of shares available under the Plan to reflect the Allied acquisition. The 2006 Plan, as amended and restated, provided for the grant of non-qualified stock options, incentive stock options, shares of restricted stock, shares of phantom stock, stock bonuses, restricted stock units, stock appreciation rights, performance awards, dividend equivalents, cash awards, or other stock-based awards. Awards granted under the 2006 Plan prior to December 5, 2008 became fully vested and nonforfeitable upon the closing of the Allied acquisition. No further awards will be made under the 2006 Plan.
Stock Options
We use a lattice binomial option-pricing model to value our stock option grants. We recognize compensation expense on a straight-line basis over the requisite service period for each separately vesting portion of the award, or to the employee’s retirement eligible date, if earlier. Expected volatility is based on the weighted average of the most recent one year volatility and a historical rolling average volatility of our stock over the expected life of the option. The risk-free interest rate is based on Federal Reserve rates in effect for bonds with maturity dates equal to the expected term of the option. We use historical data to estimate future option exercises, forfeitures (at 3.0% for 2014 and 2013) and expected life of the options. When appropriate, separate groups of employees that have similar historical exercise behavior are considered separately for valuation purposes. We did not grant stock options during the year ended December 31, 2015. The weighted-average estimated fair values of stock options granted during the years ended December 31, 2014 and 2013 were $5.74 and $5.27 per option, respectively, which were calculated using the following weighted-average assumptions:

	2014	2013
Expected volatility	27.5%	28.9%
Risk-free interest rate	1.4%	0.7%
Dividend yield	3.2%	3.2%
Expected life (in years)	4.6	4.5
Contractual life (in years)	7.0	7.0

The following table summarizes stock option activity for the years ended December 31, 2015, 2014 and 2013:

	Number of Shares (in millions)	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (in millions)
Outstanding as of December 31, 2012	13.7	$27.51
Granted	3.0	31.21
Exercised	(5.5)	26.48		$36.0
Forfeited or expired	(0.7)	30.02
Outstanding as of December 31, 2013	10.5	28.91
Granted	0.5	33.76
Exercised	(3.0)	27.98		$24.5
Forfeited or expired	(0.4)	31.02
Outstanding as of December 31, 2014	7.6	29.49
Granted	—	—
Exercised	(2.4)	28.14		$31.2
Forfeited or expired	(0.2)	30.39
Outstanding as of December 31, 2015	5.0	$30.08	3.2	$69.7
Exercisable as of December 31, 2015	3.1	$29.41	2.6	$45.4

Compensation Expense
During the years ended December 31, 2015, 2014 and 2013, compensation expense for stock options was $2.5 million, $6.3 million and $12.9 million, respectively.
As of December 31, 2015, total unrecognized compensation expense related to outstanding stock options was $1.2 million, which will be recognized over a weighted average period of 1.1 years. The total fair value of stock options that vested in 2015, 2014 and 2013 was $9.0 million, $12.5 million and $10.8 million, respectively.
We classified excess tax benefits of $8.5 million, $4.3 million and $3.8 million as cash flows from financing activities for 2015, 2014 and 2013, respectively. All other tax benefits related to stock options have been presented as a component of cash flows from operating activities.
Restricted Stock Units
The following table summarizes restricted stock unit (RSU) activity for the years ended December 31, 2015, 2014 and 2013:

	Number of RSUs (in thousands)	Weighted-Average Grant Date Fair Value per Share	Weighted-Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (in millions)
Unissued as of December 31, 2012	905.3	$27.51
Granted	361.8	30.16
Vested and issued	(243.0)	28.16
Forfeited	(27.1)	30.66
Unissued as of December 31, 2013	997.0	28.48
Granted	784.9	33.38
Vested and issued	(258.4)	28.07
Forfeited	(67.3)	33.14
Unissued as of December 31, 2014	1,456.2	24.07
Granted	722.5	39.12
Vested and issued	(405.1)	30.56
Forfeited	(46.3)	36.44
Unissued as of December 31, 2015	1,727.3	$34.15	1.0	$76.0
Vested and unissued as of December 31, 2015	561.5	$29.79

During 2015, we awarded our non-employee directors 75,000 RSUs, which vested immediately. During 2015, we awarded 599,356 RSUs to executives and employees that vest in four equal annual installments beginning on the anniversary date of the original grant or cliff vest after four years. In addition, 48,163 RSUs were earned as dividend equivalents. The RSUs do not carry any voting or dividend rights, except the right to receive additional RSUs in lieu of dividends.
During 2014, we awarded our non-employee directors 86,425 RSUs, which vested immediately. During 2014, we awarded 657,476 RSUs to executives and employees that vest in four equal annual installments beginning on the anniversary date of the original grant or cliff vest after four years. In addition, 41,032 RSUs were earned as dividend equivalents.
During 2013, we awarded our non-employee directors 72,842 RSUs, which vested immediately. During 2013, we awarded 258,944 RSUs to executives that vest in four equal annual installments beginning on the anniversary date of the original grant. In addition, 30,009 RSUs were earned as dividend equivalents.
Compensation Expense
The fair value of RSUs is based on the closing market price on the date of the grant. The compensation expense related to RSUs is amortized ratably over the vesting period, or to the employee's retirement eligible date, if earlier.
During 2015, 2014 and 2013, compensation expense related to RSUs totaled $15.6 million, $11.1 million and $6.3 million, respectively. As of December 31, 2015, total unrecognized compensation expense related to outstanding RSUs was $28.9 million, which will be recognized over a weighted average period of 2.7 years.
Performance Shares
During the year ended December 31, 2015, we awarded 140,443 performance shares (PSUs) to our named executive officers. These awards are performance-based as the number of shares ultimately earned depends on performance against pre-determined targets for return on invested capital (ROIC) and cash flow value creation (CFVC), as well as total shareholder return relative to the S&P 500 index (RTSR). The PSUs are payable 50% in shares of common stock and 50% in cash after the end of a three-year performance period, when the Company's financial performance for the entire performance period is reported, typically in February of the succeeding year. At the end of the performance period, the number of PSUs awarded can range from 0% to 150% of the targeted amount, depending on the performance against the pre-determined targets.

The following table summarizes PSU activity for the year ended December 31, 2015:

	Number of PSUs (in thousands)	Weighted Average Grant Date Fair Value per Share
Outstanding as of December 31, 2014	—	$—
Granted	143.4	38.69
Vested and issued	—	—
Forfeited	—	—
Outstanding as of December 31, 2015	143.4	$38.69

During 2015, 2,946 PSUs accumulated as dividend equivalents. The PSUs do not carry any voting or dividend rights, except the right to accumulate additional PSUs in lieu of dividends.
Compensation Expense
For the stock-settled portion of the award that vests based on future ROIC and CFVC performance, compensation expense is measured using the fair value of our common stock at the grant date. For the cash-settled portion of the award that vests based on future ROIC and CFVC performance, compensation expense is recorded based on the fair value of our common stock at the end of each reporting period. Compensation expense is recognized ratably over the performance period based on our estimated achievement of the established performance criteria. Compensation expense is only recognized for the portion of the award that we expect to vest, which we estimate based on an assessment of the probability that the performance criteria will be achieved.
For the stock-settled portion of the award that vests based on RTSR, the grant date fair value is based on a Monte Carlo valuation and compensation expense is recognized on a straight-line basis over the vesting period. For the cash-settled portion of the award that vests based on RTSR, compensation expense also incorporates the fair value of our PSUs at the end of each reporting period. Compensation expense is recognized for RTSR portion of the award whether or not the market conditions are achieved.
During 2015, compensation expense related to PSUs totaled $1.8 million. As of December 31, 2015, total unrecognized compensation expense related to outstanding PSUs was $3.7 million, which will be recognized over a weighted average period of 2.1 years.
Defined Benefit Pension Plan
We currently have one qualified defined benefit pension plan, the BFI Retirement Plan (the Plan). The Plan covers certain employees in the United States, including some employees subject to collective bargaining agreements.
The Plan benefits are frozen. Interest credits continue to be earned by participants in the Plan, and participants whose collective bargaining agreements provide for additional benefit accruals under the Plan continue to receive those credits in accordance with the terms of their bargaining agreements. The Plan was converted from a traditional defined benefit plan to a cash balance plan in 1993.
Prior to the conversion to the cash balance design, benefits payable as a single life annuity under the Plan were based on the participant’s highest five years of earnings out of the last ten years of service. Upon conversion to the cash balance plan, the existing accrued benefits were converted to a lump-sum value using the actuarial assumptions in effect at the time. Participants’ cash balance accounts are increased until retirement by certain benefit and interest credits under the terms of their bargaining agreements. Participants may elect early retirement with the attainment of age 55 and completion of ten years of credited service at reduced benefits. Participants with 35 years of service may retire at age 62 without any reduction in benefits.
Our pension contributions are made in accordance with funding standards established by the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code, as amended by the Pension Protection Act enacted in 2006 (the PPA). No contributions were made in 2015 or 2014.
We must separately recognize the overfunded or underfunded status of the Plan as an asset or liability. The funded status represents the difference between the projected benefit obligation (PBO) and the fair value of the Plan assets. The PBO is the present value of benefits earned to date by Plan participants, including the effect of assumed future salary increases, if any. The PBO is equal to the accumulated benefit obligation (ABO) as the present value of these liabilities is not affected by assumed future salary increases. We use a measurement date that coincides with our year end of December 31.
The following table presents the ABO and reconciliations of the changes in the PBO, the Plan assets and the accounting funded status of our defined benefit pension plan for the years ended December 31:

	Defined Benefit Pension Plan
	2015	2014
Accumulated benefit obligation	$251.6	$276.8
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$276.8	$261.7
Interest cost	9.9	11.3
Actuarial (gain) loss	(17.1)	24.7
Benefits paid	(18.0)	(20.9)
Projected benefit obligation at end of year	$251.6	$276.8
Change in plan assets:
Fair value of plan assets at beginning of year	$272.6	$269.8
Actual return on plan assets	(5.5)	26.5
Estimated expenses	(2.9)	(2.8)
Benefits paid	(18.0)	(20.9)
Fair value of plan assets at end of year	$246.2	$272.6
Underfunded status	$(5.4)	$(4.2)
Amounts recognized in the statement of financial position consist of:
Noncurrent liabilities	$(5.4)	$(4.2)
Net amount recognized	$(5.4)	$(4.2)
Weighted average assumptions used to determine benefit obligations:
Discount rate	4.19%	3.70%
Rate of compensation increase	N/A	N/A

The amounts included in accumulated other comprehensive loss on the consolidated balance sheets that have not yet been recognized as components of net periodic benefit cost as of December 31, 2015 and 2014 were $16.9 million and $19.9 million, respectively.

The components of the net periodic benefit cost for the years ended December 31 are summarized below:

	2015	2014	2013
Components of net periodic benefit cost:
Service cost	$2.9	$2.8	$2.9
Interest cost	9.9	11.3	11.0
Expected return on plan assets	(14.7)	(16.4)	(16.2)
Recognized net actuarial gain	—	(1.0)	(0.2)
Amortization of prior service cost	0.1	0.1	0.1
Settlement income	—	—	(3.5)
Net periodic benefit cost	$(1.8)	$(3.2)	$(5.9)
Weighted average assumptions used to determine net periodic benefit cost:
Discount rate	3.70%	4.50%	3.90%
Expected return on plan assets	5.64%	6.35%	6.00%
Rate of compensation increase	N/A	N/A	N/A

We determine the discount rate used in the measurement of our obligations based on a model that matches the timing and amount of expected benefit payments to maturities of high quality bonds priced as of the Plan measurement date. When that timing does not correspond to a published high-quality bond rate, our model uses an expected yield curve to determine an appropriate current discount rate. The yields on the bonds are used to derive a discount rate for the liability. The term of our obligation, based on the expected retirement dates of our workforce, is approximately eight years.
In developing our expected rate of return assumption, we have evaluated the actual historical performance and long-term return projections of the Plan assets, which give consideration to the asset mix and the anticipated timing of the Plan outflows. We employ a total return investment approach whereby a mix of equity and fixed income investments are used to maximize the long-term return of Plan assets for what we consider a prudent level of risk. The intent of this strategy is to minimize Plan expenses by outperforming Plan liabilities over the long run. Risk tolerance is established through careful consideration of Plan liabilities, Plan funded status and our financial condition. The investment portfolio contains a diversified blend of equity and fixed income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks as well as growth, value, and small and large capitalizations. Derivatives may be used to gain market exposure in an efficient and timely manner; however, derivatives may not be used to leverage the portfolio beyond the market value of the underlying investments. Investment risk is measured and monitored on an ongoing basis through annual liability measurements, periodic asset and liability studies, and quarterly investment portfolio reviews.
The following table summarizes our target asset allocation for 2015 and actual asset allocation as of December 31, 2015 and 2014 for our Plan:

	Target Asset Allocation	2015 Actual Asset Allocation	2014 Actual Asset Allocation
Debt securities	72%	72%	70%
Equity securities	28	28	30
Total	100%	100%	100%

For 2016, the investment strategy for pension plan assets is to maintain a broadly diversified portfolio designed to achieve our target of an average long-term rate of return of 5.64%. While we believe we can achieve a long-term average return of 5.64%, we cannot be certain that the portfolio will perform to our expectations. Assets are strategically allocated among debt and equity portfolios to achieve a diversification level that reduces fluctuations in investment returns. Asset allocation target ranges and strategies are reviewed periodically with the assistance of an independent external consulting firm.
The pension assets are measured at fair value. The following table summarizes, by level, within the fair value hierarchy, the investments of the Plan at fair value as of December 31, 2015 and 2014:

		Fair Value Measurements Using
	Total as of December 31, 2015	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market accounts	$2.9	$2.9	$—	$—
Mutual funds	242.7	—	242.7	—
Limited partnerships	0.6	—	—	0.6
Total assets	$246.2	$2.9	$242.7	$0.6

		Fair Value Measurements Using
	Total as of December 31, 2014	Quoted Prices in Active Markets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Money market accounts	$6.2	$6.2	$—	$—
Mutual funds	266.0	—	266.0	—
Limited partnerships	0.4	—	—	0.4
Total assets	$272.6	$6.2	$266.0	$0.4

Estimated future benefit payments for the next ten years under the Plan follows:

2016	$20.0
2017	20.1
2018	19.2
2019	19.6
2020	19.2
2021 through 2025	87.5

Collective Bargaining Agreements
As of December 31, 2015, approximately 26% of our workforce was represented by various labor unions, and approximately 6% of our workforce was covered by collective bargaining agreements (CBAs) that are set to expire during 2016.
Multiemployer Pension Plans
We contribute to 27 multiemployer pension plans under CBAs covering union-represented employees. As of December 31, 2015, approximately 21% of our total current employees were participants in such multiemployer plans. These plans generally provide retirement benefits to participants based on their service to contributing employers. We do not administer these plans. In general, these plans are managed by a board of trustees with the unions appointing certain trustees and other contributing employers of the plan appointing certain members. We generally are not represented on the board of trustees.
Based on the information available to us, we believe that some of the multiemployer plans to which we contribute are either “critical” or “endangered” as those terms are defined in the PPA. The PPA requires underfunded pension plans to improve their funding ratios within prescribed intervals based on the level of their underfunding. Until the plan trustees develop the funding improvement plans or rehabilitation plans as required by the PPA, we cannot determine the amount of assessments we may be subject to, if any. Accordingly, we cannot presently determine the impact that the PPA may have on our consolidated financial position, results of operations or cash flows.
Furthermore, under current law regarding multiemployer benefit plans, a plan’s termination, our voluntary withdrawal (which we consider from time to time), or the mass withdrawal of all contributing employers from any under-funded multiemployer pension plan would require us to make payments to the plan for our proportionate share of the multiemployer plan’s unfunded vested liabilities. It is possible that there may be a mass withdrawal of employers contributing to these plans or plans may terminate in the near future. We could have adjustments to our estimates for these matters in the near term that could have a material effect on our consolidated financial position, results of operations or cash flows.
Republic’s participation in individually significant multiemployer pension plans for the year ended December 31, 2015 is outlined in the table below. Only with respect to multiemployer pension plans, we considered contributions in excess of $3.0 million in any period disclosed to be individually significant. The most recent PPA zone status available in 2015 and 2014 is for the plans’ year ended September 30 or December 31, 2014 and 2013, respectively. The status is based on information that Republic received from the plans and is certified by the plans’ actuary. Among other factors, plans in the “critical” red zone are generally less than 65% funded, plans in the “endangered” yellow zone are less than 80% funded, and plans in the “safe” green zone are at least 80% funded. The last column lists the expiration dates of the CBAs to which the plans are subject. There have been no significant changes that affect the comparability of the 2015, 2014 and 2013 contributions.

		Pension Protection Act Zone Status		Funding Improvement or Rehabilitation Plan Status Pending /	Republic Contributions to Plan			Surcharge	Expiration Dates
Legal Plan Name	EIN	2014	2013	Implemented	2015	2014	2013	Imposed	of CBAs
Local 731 Private Scavengers and Garage Attendants Pension Trust Fund	36-6513567	Critical	Critical	Implemented	10.2	9.2	6.9	No	Various dates through 1/31/19
Western Conference of Teamsters Pension Plan	91-6145047	Safe	Safe	No	33.4	30.8	26.6	No	Various dates through 10/23/19
Individually significant plans					43.6	40.0	33.5
All other plans	N/A	N/A	N/A	N/A	13.2	11.8	13.2	N/A
Total					$56.8	$51.8	$46.7

We are listed in the Form 5500 for Local 731 Private Scavengers and Garage Attendants Pension Trust Fund as providing more than 5% of the total contributions. At the date these financial statements were issued, Forms 5500 were not available for the plan years ended in 2015.
Central States, Southeast and Southwest Areas Pension Fund
Before September 30, 2013, we had CBAs with local bargaining units of the Teamsters under which we contributed to the Central States, Southeast and Southwest Areas Pension Fund (the Fund). These CBAs were under negotiation during 2012 and 2013. As part of our CBA negotiations, we partially withdrew from participation in the Fund in 2012 and completely withdrew from the Fund in 2013. Accordingly, we were required to make payments to the Fund for our allocated share of its unfunded vested liabilities.
In January 2014, we received from the Fund a notice and demand for payment of the Fund's calculated and assessed withdrawal liabilities. In April 2014, we submitted to the Fund a request for review and an information request for supporting documentation surrounding the Fund’s calculation and assessment of withdrawal liability.  In September 2014, we submitted a formal demand for arbitration.
In December 2015 we settled outstanding liabilities with respect to the withdrawal events and paid $139.0 million to the Fund. The settlement of the withdrawal liability was based on negotiations and discussions between Republic and the Fund. As of December 31, 2015, the settlement has been paid and we have no remaining liability for our withdrawal from the Fund.
Defined Contribution Plan
We maintain the Republic Services 401(k) Plan (401(k) Plan), which is a defined contribution plan covering all eligible employees. Under the 401(k) Plan, participants may direct us to defer a portion of their compensation to the 401(k) Plan, subject to Internal Revenue Code limitations. We provide for an employer matching contribution equal to 100% of the first 3% of eligible compensation and 50% of the next 2% of eligible compensation contributed by each employee, which is funded in cash. All contributions vest immediately.
Total expense recorded for matching 401(k) contributions in 2015, 2014 and 2013 was $37.3 million, $32.1 million and $30.1 million, respectively.

Deferred Compensation Plan
We provide eligible Republic employees, officers and directors with the opportunity to voluntarily defer base salary, bonus payments, long-term incentive awards and other compensation, as applicable, on a pre-tax basis through the Republic Services, Inc. Deferred Compensation Plan (the DCP). The DCP is a nonqualified deferred compensation plan that conforms to Section 409A of the Internal Revenue Code. Eligible participants can defer up to 80% of base salary and up to 100% of bonus, long-term compensation and directors’ fees. Under the DCP, some participants also are eligible for matching contributions. The matching contribution under the DCP is equal to the lesser of 2% of the participant’s compensation over established 401(k) limits or 50% of the amount the participant has deferred. The DCP participants have no ownership or security interest in any of the amounts deferred or the measurement funds under the DCP. The right of each participant in the DCP is solely that of a general, unsecured creditor of Republic with respect to his or her own interest under the DCP. Deferred amounts may be subject to forfeiture and are deemed invested among investment funds offered under the DCP, as directed by each participant. Payments of deferred amounts are payable following separation from service or at a date or dates elected by the participant when the deferral is elected. Payments of deferred amounts are made in either a lump sum or in annual installments over a period not exceeding 15 years.
Republic invested in corporate-owned life insurance policies to satisfy future obligations under the DCP. These corporate-owned life insurance policies are held in a Rabbi Trust and are recorded at the amount that can be realized under insurance contracts at the balance sheet date, which is the cash surrender value adjusted for other charges or other amounts due that are probable at settlement. The aggregate cash surrender value of these life insurance policies was $90.5 million and $77.1 million as of December 31, 2015 and 2014, respectively, and is classified in other assets in our consolidated balance sheets. The DCP liability was $83.3 million and $76.3 million as of December 31, 2015 and 2014, respectively, and is classified in other long-term liabilities in our consolidated balance sheets.
Employee Stock Purchase Plan
Republic employees are eligible to participate in an employee stock purchase plan. The plan allows participants to purchase our common stock for 95% of its quoted market price on the last day of each calendar quarter. For the years ended December 31, 2015, 2014 and 2013, issuances under this plan totaled 141,055 shares, 139,941 shares and 142,217 shares, respectively. As of December 31, 2015, shares reserved for issuance to employees under this plan totaled 0.6 million and Republic held employee contributions of approximately $1.4 million for the purchase of common stock.